Transaction Details (The Mint Leasing, Inc)	0 Months Ended
Sep. 23, 2014
Transaction Details [Abstract]
Transaction Details
1.   Transaction Details

Effective September 23, 2014, The Mint Leasing, Inc., entered into and closed the transactions contemplated by a Share Exchange Agreement (the "Exchange Agreement") with Investment Capital Fund Group, LLC Series 20, a Delaware limited liability company, organized as a Delaware Series Business Unit ("ICFG") and the sole shareholder of ICFG, Sunset Brands, Inc., a Nevada corporation ("Sunset").

Pursuant to the Exchange Agreement, The Mint Leasing, Inc. acquired 100% of the issued and outstanding voting shares and 99% of the issued and outstanding non-voting shares of ICFG in exchange for 62,678,872 shares of our restricted common stock (representing 42.3% of our post-closing common stock, based on 85,654,416 shares of common stock issued and outstanding immediately prior to the closing of the Exchange Agreement and 148,333,288 shares of common stock issued and outstanding immediately after the closing). ICFG owns 52 Gem Assets - "52 Sapphires from the King and Crown of Thrones collection", which have a total carat weight of 3,925.17, and have been appraised to have a Retail Replacement Value as of August 30, 2014 of $108,593,753 (the "Assets"), the rights to which and ownership of were acquired by the Company in connection with the closing of the Exchange Agreement.

During the period ended September 30, 2014, The Mint Leasing, Inc. recorded an asset impairment charge of $10,028,620 related to the acquisition of Investment Capital Fund Group, LLC Series 20. The impairment charge was based on our recognition of the book value at $0 as of September 23, 2014, compared to the consideration given of $10,028,620 on September 23, 2014.